Annual Report

New York
Tax-Free
Funds

February 28, 2002

T. Rowe Price



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Managers' Report                                          2
Economy and Interest Rates                                          2
New York Market News                                                3
Portfolio Strategy
  New York Tax-Free Money Fund                                      3
  New York Tax-Free Bond Fund                                       5

Outlook                                                             6

Performance Comparison                                              8

Financial Highlights                                               10

Statement of Net Assets
  New York Tax-Free Money Fund                                     12
  New York Tax-Free Bond Fund                                      17

Statement of Operations                                            24

Statement of Changes in Net Assets                                 25

Notes to Financial Statements                                      26

Report of Independent Accountants                                  31

Annual Meeting Results                                             33

Board of Directors                                                 34

Fund Officers                                                      37


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Highlights
--------------------------------------------------------------------------------

o Low interest rates, a sluggish economy, and benign inflation created a generally favorable backdrop for municipal bonds during the funds' fiscal year.

o Both funds surpassed the average return for competitor funds during both the six-month and one-year periods.

o A combination of duration and credit strategy, along with the funds' low expense ratios, abetted results versus the benchmarks.

o The rebound in New York could lag the national economic upturn, but we will continue to search for attractive valuations in New York securities to provide shareholder value.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/02                             6 Months            12 Months
--------------------------------------------------------------------------------

New York Tax-Free
Money Fund                                            0.68%                2.02%

Lipper New York Tax-Exempt
Money Market Funds Average                            0.60                 1.83

New York Tax-Free Bond Fund                           1.10%                6.27%

Lipper New York Municipal
Debt Funds Average                                    0.87                 5.92



Price and Yield
--------------------------------------------------------------------------------

                                                  New York             New York
                                                  Tax-Free             Tax-Free
Periods Ended 2/28/02                           Money Fund            Bond Fund
--------------------------------------------------------------------------------

Price Per Share                            $          1.00      $         11.12

Dividends Per Share
  For 6 Months                                       0.007                 0.25
  For 12 Months                                      0.020                 0.51

Dividend Yield
(7-Day Compound)*                                    0.95%                   --

30-Day Dividend Yield *                                --                  4.50%

30-Day Standardized
Yield to Maturity                                      --                  3.98

* Dividends earned for the last 30 days (seven days for the money fund) are annualized and divided by the fund's net asset value per share at the end of the period.



Portfolio Managers' Report
--------------------------------------------------------------------------------

Low interest rates, a sluggish economy, and minimal inflation created a generally favorable backdrop for municipal bonds during the fiscal year ended February 28, 2002. Intermediate-term bonds fared particularly well as an aggressive Fed brought short-term rates down sharply in both the taxable and tax-exempt markets. The ride was not uniformly smooth: rising supply and better-than-expected economic data led to temporary setbacks in the fourth quarter. By early 2002, however, investors again took advantage of the steady results and strong tax-equivalent yields available in the municipal market.


ECONOMY AND INTEREST RATES

New York Yield Indexes

                  New               New
                  York              York
                  Bond              Money
                  Index             Index

2/28/01           5.25              2.95
                  5.20              3.36
                  5.40              4.15
5/01              5.28              2.82
                  5.30              2.56
                  5.17              2.52
8/01              5.01              1.87
                  5.21              2.14
                  5.08              1.77
11/01             5.20              1.27
                  5.35              1.49
                  5.25              1.26
2/28/02           5.12              1.08

Source: T. Rowe Price Associates


The six-month period began in the worst way imaginable, with the terrorist attacks of September 11. The effects of the attacks were felt deeply throughout the economy and the financial markets. The U.S. economy, already struggling from a recession begun in March, weakened markedly in the days following the tragic events.

However, the economy proved extremely resilient, aided by the Federal Reserve, which ramped up its program to reduce short-term interest rates in an effort to foster recovery. The Fed slashed the federal funds target rate within days of September 11, and followed with three more cuts in the fourth quarter-11 reductions overall in 2001-to put short-term rates at historic lows.

The economy reacted with clear signs of improvement, as rapid inventory liquidation improved production prospects and income levels rose in a challenging labor market. Business demand began to recover from recessionary levels, while consumer spending remained relatively strong. A cyclical recovery appeared to be gaining momentum at year-end, and most recent economic data point to an end to the recession early in the first quarter. The recession of 2001 will likely prove to be one of the shallowest on record.

Falling rates and low inflation contributed to a stellar year in the bond markets, although some weakness in the fourth quarter trimmed gains when rebounding stocks reduced demand for municipals as supply soared. A rush to issue tax-free securities in the low-rate environment boosted supply to record levels in the fourth quarter-new municipal issuance in 2001 overall was the second-highest ever at $286 billion-pressuring municipal bond prices and pushing up yields.

Even as short-term rates plummeted in 2001, longer-term rates remained stubbornly high. Municipal bonds beyond 10 years, for example, were unchanged or higher for the six months. Consequently, intermediate-term bonds posted better returns than longer-term bonds for the half and the full fiscal year.



NEW YORK MARKET NEWS

The state's economy had been slowing along with the national economy before the events of September 11, 2001. In the aftermath of the terrorist attacks on the World Trade Center, New York City lost about 90,000 jobs-30,000 in the finance industry alone. New York City projects that the lost jobs won't be recovered until the end of 2006. Strong economic growth, generated mainly by the financial services sector in New York City, boosted New York State's revenues above projections in recent years, and the state budgeted conservatively by using the surpluses to build reserves.


PORTFOLIO STRATEGY

New York Tax-Free Money Fund

Performance for the New York Tax-Free Money Fund exceeded its peer group average for both the 6- and 12-month periods ended February 28, 2002. The fund returned 0.68% and 2.02%, respectively, versus 0.60% and 1.83% for the Lipper New York Tax-Exempt Money Market Funds Average. We were able to outperform the average for similarly managed funds by overweighting fixed-rate securities with longer maturities, thereby locking in higher yields for longer periods as the overall level of interest rates fell. This lessened the fund's exposure to the more volatile front end of the yield curve, where yields fell more quickly in response to Fed actions. Our strategy resulted in a weighted average maturity for the fund that was significantly longer than that of its peer group.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                       8/31/01                   2/28/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (days)                          61                        45

Weighted Average
Quality                           First Tier                First Tier

* All securities purchased for the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.



Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/01              2/28/02
--------------------------------------------------------------------------------

Prerefunded Bonds                                       14%                  16%

Water and Sewer Revenue                                 14                   14

Housing Finance Revenue                                  9                   13

Miscellaneous Revenue                                   13                   12

Electric Revenue                                        10                    9


Declining interest rates resulting from aggressive Fed easing led to significantly reduced yields within the municipal money market universe. For example, overnight national rates, which began the fund's fiscal year at 2.70%, ended the period at 1.30%. Yields on national one-year notes, which had traded as high as 3.30% at the beginning of the fiscal year, ended at 1.55%. Continued strong investor demand for New York securities helped drive yields even lower than the national average.

Despite these substantially lower yields, investor demand for money market funds rose throughout the year to a record level of over $269 billion. Over the same period, short-term municipal issuance rose 36% in 2001, largely due to the slowing economy, which forced states, cities, and local municipalities to borrow money because of a drop in tax receipts. Most of the new supply took the form of fixed-coupon, short-maturity debt. New York had to borrow even more than other communities because of the devastation inflicted by the terrorist attacks on September 11. As overall municipal supply exceeded demand somewhat for much of the period, municipal securities traded at attractive yield levels compared with similar taxable investments, and municipal money market investors benefited on an after-tax basis.

Now that an economic recovery appears to be under way, the long series of short-term rate cuts by the Federal Reserve will likely end. With future Fed actions now uncertain, we expect to adopt a more neutral maturity strategy over the near term.


New York Tax-Free Bond Fund

Your fund once again outperformed the Lipper peer group average for both the 6- and 12-month periods, with returns of 1.10% and 6.27%, respectively. The fund's net asset value fell slightly during the past six months, from $11.25 to $11.12, and the dividend yield slipped from 4.61% last August to 4.50% at the end of February.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      8/31/01              2/28/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                      16.9                 16.2

Weighted Average
Effective Duration
(Years)                                                6.4                  6.3

Weighted Average
Quality*                                               AA-                  AA-

* Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/01              2/28/02
--------------------------------------------------------------------------------

General Obligation - Local                              12%                  14%

Dedicated Tax Revenue                                   13                   14

Lease Revenue                                           13                   13

Educational Revenue                                     11                   12

Ground Transportation Revenue                            8                    8

Duration was fairly stable at 6.3 years and remained in a neutral range over the past six months, which abetted results versus the benchmark. (A fund with a duration of six years would decline about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.) Overall credit quality remained constant at AA-; the yields on lower-quality securities in New York did not carry a sufficient premium to make them attractive as buy candidates for the portfolio.

Overall municipal issuance in 2001 increased by 43%, but new issuance of New York tax-exempt debt rose by only 13%, with demand far outstripping supply. Portfolio turnover was light as attractive investment alternatives were difficult to find. Sales in the past six months focused on reducing our exposure to coupon bonds yielding less than 5%, which we believed had limited upside potential. We also lowered our overall exposure to New York City general obligation bonds by selling securities with intermediate-term maturities.

In addition, we believe there will be an increase in New York City and city-related securities moving forward due to expected budget deficits and rebuilding in the aftermath of September 11. New additions to the fund included general obligation bonds outside of New York City and education-related issues. Exposure to Puerto Rico recently increased as a short-term glut of new issuance from the Commonwealth presented an opportunity to invest at attractive levels. For the near term, we expect to maintain a neutral posture with any additions to the fund being defensive in nature.


OUTLOOK

New York State will face a significant budget gap in the fiscal year that ends March 31, 2003, and plans to close it mainly through the use of spending reductions and the use of cash reserves built up in recent years. However, unless the economy rebounds strongly, budgeting for future fiscal years will be more difficult. New York City also faces a large budget gap in its fiscal year that ends June 30, 2003. The city's gap will be more difficult to narrow because, unlike the state, it has limited reserves; consequently, Mayor Michael Bloomberg plans to issue $1.5 billion in short-term debt to help finance operations.

Future financial stability will rely in part on the amount of relief provided by the federal government. As of this writing, Congress has appropriated $20 billion for disaster response and reconstruction related to September 11, but the economies of both the state and city will continue to suffer from the tragedy. New York's economy depends to a great extent on the strength of the national economic rebound, which is currently under way, according to the most recent testimony from Fed Chairman Alan Greenspan. While recovery in New York could lag the national economic upturn, we will continue to take advantage of attractive valuations in New York securities in our ongoing effort to provide value for our shareholders.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund



Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

March 15, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


NEW YORK TAX-FREE MONEY FUND
--------------------------------------------------------------------------------

                  Lipper
                  New York
                  Tax-Exempt                New York
                  Money Market              Tax-Free
                  Funds Average             Money Fund

2/92              10.000                    10.000
2/93              10.230                    10.222
2/94              10.415                    10.411
2/95              10.673                    10.670
2/96              11.021                    11.018
2/97              11.339                    11.338
2/98              11.687                    11.691
2/99              12.009                    12.020
2/00              12.336                    12.355
2/01              12.759                    12.780
2/02              12.990                    13.038




NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                            Lipper
                                            New York
                  Lehman                    Municipal
                  Brothers                  Debt                       New York
                  Municipal                 Funds                      Tax-Free
                  Bond Index                Average                    Bond Fund

2/92              10.000                    10.000                     10.000
2/93              11.376                    11.498                     11.579
2/94              12.006                    12.107                     12.309
2/95              12.232                    12.094                     12.401
2/96              13.584                    13.300                     13.696
2/97              14.332                    13.929                     14.384
2/98              15.642                    15.246                     15.786
2/99              16.604                    16.094                     16.746
2/00              16.258                    15.399                     15.997
2/01              18.264                    17.352                     18.073
2/02              19.513                    18.414                     19.206



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended
2/28/02                   1 Year        3 Years       5 Years        10 Years

New York Tax-Free
Money Fund                 2.02%          2.75%         2.83%           2.69%

New York Tax-Free
Bond Fund                  6.27           4.68          5.95            6.74


Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Returns do not reflect taxes that shareholders may pay on fund distributions or the redemption of fund shares. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.



T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/02     2/28/01     2/29/00     2/28/99     2/28/98

NET ASSET VALUE

Beginning of
period         $   1.000   $   1.000   $   1.000   $   1.000   $   1.000

Investment activities
  Net investment
  income (loss)    0.020*      0.034*      0.028*      0.028*      0.031*

Distributions
  Net investment
  income          (0.020)     (0.034)     (0.028)     (0.028)     (0.031)

NET ASSET VALUE
End of period  $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return
(diamond)           2.02%*      3.44%*      2.79%*      2.81%*      3.11%*

Ratio of total
expenses to
average
net assets          0.55%*      0.55%*      0.55%*      0.55%*      0.55%*

Ratio of net
investment
income (loss)
to average
net assets          2.01%*      3.39%*      2.76%*      2.77%*      3.07%*

Net assets,
end of period
(in thousands) $ 114,983   $ 115,274   $ 114,524   $ 106,119   $  95,333

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/03.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/02     2/28/01     2/29/00     2/28/99     2/28/98

NET ASSET VALUE
Beginning of
period         $   10.96   $   10.20   $   11.23   $   11.26   $   10.80

Investment activities
  Net investment
  income (loss)     0.52        0.53        0.52        0.53        0.57

  Net realized
  and unrealized
  gain (loss)       0.15        0.76       (1.02)       0.13        0.46

  Total from
  investment
  activities        0.67        1.29       (0.50)       0.66        1.03

Distributions

  Net investment
  income           (0.51)      (0.53)      (0.52)      (0.53)      (0.57)

  Net realized
  gain                --          --       (0.01)      (0.16)         --

  Total
  distributions    (0.51)      (0.53)      (0.53)      (0.69)      (0.57)

NET ASSET VALUE
End of
period         $   11.12   $   10.96   $   10.20   $   11.23   $   11.26
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return
(diamond)           6.27%      12.98%      (4.47)%      6.08%       9.75%

Ratio of total
expenses to
average
net assets          0.56%       0.56%       0.58%       0.59%       0.61%

Ratio of net
investment
income (loss)
to average
net assets          4.68%       5.03%       4.94%       4.77%       5.16%

Portfolio
turnover rate       33.5%       36.1%       77.5%       55.4%       55.0%

Net assets,
end of period
(in thousands) $ 219,004   $ 205,462   $ 180,243   $ 216,010   $ 177,393

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
                                                              February 28, 2002

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                             In thousands

NEW YORK  98.1%

Dormitory Auth. of the State of New York
  Memorial Sloan Kettering Cancer Center
    VRDN (Currently 1.20%)                 $         1,735      $         1,735

  Metropolitan Museum of Art
    VRDN (Currently 1.05%)                           3,993                3,993

  Oxford Univ. Press, VRDN (Currently 1.05%)           400                  400

  Rockefeller Univ.                                  2,500                2,500

  State Univ.
    5.10%, 5/15/02 (FGIC Insured)                      200                  201
    5.25%, 7/1/02 (AMBAC Insured)                      200                  202
    6.75%, 5/15/21 (Prerefunded 5/15/02!)              250                  258
    7.25%, 5/15/18 (Prerefunded 5/15/02!)              500                  515

Erie County Water Auth.
    VRDN (Currently 1.00%) (AMBAC Insured)           3,650                3,650

Great Neck Water Auth., VRDN
(Currently 1.00%) (FGIC Insured)                     1,285                1,285

Long Island Power Auth.
    VRDN (Currently 1.25%)                           1,850                1,850
    4.00%, 4/1/02 (MBIA Insured)                       200                  200

Metropolitan Transportation Auth.
    6.25%, 7/1/07 (FGIC Insured)
    (Prerefunded 7/1/02!)                              100                  104

    6.50%, 7/1/18 (FGIC Insured)
    (Prerefunded 7/1/02!)                            1,500                1,555

    6.625%, 7/1/14 (Prerefunded 7/1/02!)               660                  680

TECP, 1.20%, 4/9/02                                  3,000                3,000

Municipal Assistance Corp. of New York City
    VRDN (Currently 1.06%)                           2,300                2,300
    4.375%, 7/1/02                                     100                  101
    4.70%, 7/1/02                                      600                  606
    5.25%, 7/1/02                                      100                  101
    5.25%, 7/1/02 (AMBAC Insured)                      500                  505
    5.50%, 7/1/02                                      200                  202

New York City
    6.25%, 8/1/09 (FSA Insured)
    (Prerefunded 8/1/02!)                              445                  460

    6.375%, 8/1/07 (MBIA Insured)
    (Prerefunded 8/1/02!)                    $         550      $           568
    6.625%, 8/1/14 (MBIA Insured)
    (Prerefunded 8/1/02!)                              250                  259
    6.75%, 10/1/05 (Prerefunded 10/1/02!)              155                  161
    7.00%, 10/1/14 (Prerefunded 10/1/02!)               25                   26
    7.50%, 8/1/19 (Prerefunded 8/1/02!)                500                  516
    7.50%, 8/1/20 (Prerefunded 8/1/02!)                750                  781

New York City, GO
    6.625%, 8/1/13 (MBIA Insured)
    (Prerefunded 8/1/02!)                              250                  259
RAN, 3.00%, 4/12/02                                  5,000                5,006

New York City Housing Dev.
  Fountains at Spring Creek
    VRDN (Currently 1.15%) (triangle)                1,400                1,400

  West 55th Street Development
    VRDN (Currently 1.15%) (triangle)                2,000                2,000

New York City IDA
  American Civil Liberties Foundation
    VRDN (Currently 1.05%)                           2,089                2,089

MSMC Realty, VRDN (Currently 1.10%)                  2,700                2,700

New York City Municipal Water Fin. Auth.
    VRDN (Currently 1.02%) (FGIC Insured)            4,000                4,000

    1.25%, 4/4/02                                    3,000                3,000

New York City Transitional Fin. Auth.
    BAN, 3.25%, 10/2/02                              1,250                1,259

    Future Tax
    VRDN (Currently 1.30%)                             300                  300

    4.00%, 5/1/02                                      500                  502

New York City Trust for Cultural Resources
         American Museum of National History
    VRDN (Currently 1.00%) (MBIA Insured)               30                   30

    2.60%, 7/1/02 (AMBAC Insured)                    5,000                5,000

New York State, GO
    1.35%, 10/10/02                                  2,000                2,000
    2.05%, 10/2/02                                   1,000                1,000
    2.60%, 8/7/02                                    1,500                1,500

New York State Energy Research & Dev. Auth.
    Con Edison, VRDN
    (Currently 1.15%) (triangle)           $         4,000      $         4,000

    Niagara Mohawk Power,
    VRDN (Currently 1.25%)                           2,000                2,000

New York State Environmental Fac.
    New York City Water Fin.
    Auth., 5.00%, 6/15/02                              525                  531

  Water Revolving Fund
    3.00%, 9/15/02                                     800                  807
    4.50%, 4/15/02                                     500                  501

New York State Environmental Fac., PCR
  New York City Water Fin. Auth.
    4.10%, 12/15/02                                    100                  102
    4.60%, 5/15/02                                     100                  101
    4.85%, 9/15/02                                     100                  102
    5.30%, 6/15/02                                     750                  757

New York State Housing Fin. Agency
    7.25%, 9/15/12 (Prerefunded 3/15/02!)              450                  460

    Multi-Family, VRDN
    (Currently 1.15%) (triangle)                     2,600                2,600

  Service Contract Obligations
    7.375%, 9/15/21 (Prerefunded 3/15/02!)           1,000                1,022

  State Univ. Construction
    6.00%, 5/1/02 (Escrowed to Maturity)               130                  131

  West End Avenue Housing
    VRDN (Currently 1.20%) (triangle)                1,200                1,200

New York State Local Gov't. Assistance
    6.00%, 4/1/08 (Prerefunded 4/1/02!)                 50                   51
    6.00%, 4/1/12 (Prerefunded 4/1/02!)                300                  307
    6.00%, 4/1/18 (Prerefunded 4/1/02!)                685                  701
    6.25%, 4/1/18 (Prerefunded 4/1/02!)              1,030                1,055
    6.25%, 4/1/21 (Prerefunded 4/1/02!)                100                  102
    6.75%, 4/1/21 (Prerefunded 4/1/02!)                330                  338
    6.875%, 4/1/19 (Prerefunded 4/1/02!)             1,775                1,817
    7.00%, 4/1/11 (Prerefunded 4/1/02!)                360                  369
    7.00%, 4/1/18 (Prerefunded 4/1/02!)              3,980                4,076
    7.125%, 4/1/21 (Prerefunded 4/1/02!)               400                  410

New York State Mortgage Agency
    VRDN (Currently 1.07%) (triangle)      $         4,000      $         4,000
    2.50%, 4/1/02                                    1,040                1,040
    5.20%, 4/1/02 (triangle)                           550                  551

New York State Thruway Auth.
    4.00%, 4/1/02 (FGIC Insured)                     1,000                1,002
    4.60%, 4/1/02 (FSA Insured)                        700                  701
    4.80%, 4/1/02 (AMBAC Insured)                      575                  576

  TECP, 1.20%, 3/5/02                                3,000                3,000

  Highway & Bridge Trust
    5.10%, 4/1/02 (AMBAC Insured)                      125                  125
    5.25%, 4/1/02 (FGIC Insured)                       250                  251

  Local Highway and Bridge
    6.25%, 4/1/04 (Prerefunded 4/1/02!)                250                  253
    6.375%, 4/1/12 (AMBAC Insured)
    (Prerefunded 4/1/02!)                            1,500                1,521

Power Auth. of New York,
TECP, 1.25%, 6/14/02                                 2,000                2,000

St. Lawrence County IDA, ALCOA,
VRDN (Currently 1.33%) (triangle)                    1,700                1,700

Suffolk County Water Auth.,
VRDN (Currently 1.10%)                               1,800                1,800

Tompkins County IDA, Cornell Univ.,
VRDN (Currently 1.00%)                               4,000                4,000

Triborough Bridge & Tunnel Auth.
    VRDN (Currently 1.05%) (FSA Insured)             2,875                2,875
    VRDN (Currently 1.06%)                             540                  540
    5.50%, 1/1/03                                      550                  568

Westchester County IDA, Levister Redev.
    VRDN (Currently 1.15%) (triangle)                2,000                2,000

Total New York (Cost  $112,802)                                         112,802


PUERTO RICO  0.3%

Puerto Rico Commonwealth
     6.00%, 7/1/22 (FSA Insured)
    (Prerefunded 7/1/02!)                              300                  308

Total Puerto Rico (Cost  $308)                                              308


                                                                          Value
                                                                   In thousands
--------------------------------------------------------------------------------

Total Investments in Securities
98.4% of Net Assets (Cost  $113,110)                            $       113,110

Other Assets
Less Liabilities                                                          1,873

NET ASSETS                                                      $       114,983
                                                                ---------------

Net Assets Consist of:

Undistributed net
investment income
(loss)                                                          $             4

Undistributed net realized
gain (loss)                                                                  (2)

Paid-in-capital applicable to
114,984,199 no par value shares
of beneficial interest outstanding;
unlimited number of shares authorized                                   114,981


NET ASSETS                                                      $       114,983
                                                                ---------------


NET ASSET VALUE PER SHARE                                       $          1.00
                                                                ---------------


(triangle)  Interest subject to alternative minimum tax

         !  Used in determining portfolio maturity

     AMBAC  AMBAC Indemnity Corp.

       BAN  Bond Anticipation Note

      FGIC  Financial Guaranty Insurance Company

       FSA  Financial Security Assurance Corp.

        GO  General Obligation

       IDA  Industrial Development Authority

      MBIA  Municipal Bond Investors Assurance Corp.

       PCR  Pollution Control Revenue

       RAN  Revenue Anticipation Note

      TECP  Tax-Exempt Commercial Paper

      VRDN  Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                               February 28, 2002

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                             In thousands

NEW YORK  97.6%

Albany Parking Auth.
    5.125%, 7/15/11                        $           430      $           444
    5.25%, 10/15/12                                    735                  764
    5.625%, 7/15/25                                    750                  765

Dormitory Auth. of the State of New York
    7.50%, 5/15/11                                   1,555                1,854

  Augustana Luthern Home
    5.50%, 8/1/20 (MBIA Insured)                       970                1,018

  City Univ.
    5.25%, 7/1/31                                    2,500                2,518
    7.50%, 5/15/11 (Prerefunded 5/15/05!)              745                  939

  Columbia Univ.
    5.00%, 7/1/18                                    1,000                1,023
    5.00%, 7/1/22                                    2,500                2,520

  Lenox Hill Hosp., 5.50%, 7/1/30                    1,500                1,523

  Maimonides Medical Center
    5.75%, 8/1/35 (MBIA Insured)                     1,500                1,572

  Mount Sinai Health, 6.00%, 7/1/13                  2,000                2,175

  New York Medical College
    5.25%, 7/1/12 (MBIA Insured)                     2,110                2,263

  Nyack Hosp., 6.00%, 7/1/06                         2,000                1,807

  Oxford Univ. Press, VRDN
  (Currently 1.25%)                                    200                  200

  Rockefeller Univ.
    VRDN (Currently 1.00%)                           1,000                1,000
    5.00%, 7/1/32                                    2,000                1,981

  Sloan Kettering Cancer Center
    VRDN (Currently 1.35%)                           1,700                1,700

  St. Johns Univ., 5.25%, 7/1/25
  (MBIA Insured)                                     2,500                2,544

  Univ. Ed. Fac., 5.25%,
  5/15/15 (AMBAC Insured)                            2,000                2,167

  Univ. of Rochester
    Zero Coupon, 7/1/15 (MBIA Insured)               1,970                1,334

  Upstate Community College
    5.00%, 7/1/28 (MBIA Insured)                     2,000                1,973
    5.125%, 7/1/25 (FGIC Insured)                    1,500                1,504

  Westchester County
    5.25%, 8/1/15                          $         2,000      $         2,106
    5.25%, 8/1/16                                    4,250                4,446

  Yeshiva Univ.
    5.00%, 7/1/26 (AMBAC Insured)                    1,950                1,936
    5.375%, 7/1/17 (AMBAC Insured)                     900                  955

Dutchess County IDA
    Bard College, 5.75%, 8/1/30                      1,750                1,819
    Vasser College, 5.35%, 9/1/40                    3,000                3,051

Essex County IDA, PCR,
5.70%, 7/1/16 (triangle)                             1,850                1,989

Huntington Housing Auth.
    Gurwin Jewish Senior
    Residences, 6.00%, 5/1/39                          750                  639

Long Island Power Auth.
    VRDN (Currently 1.25%)                           1,000                1,000
    Zero Coupon, 6/1/21 (FSA Insured)                2,000                  760
    5.50%, 12/1/06 (AMBAC Insured)                   3,525                3,924

Metropolitan Transportation Auth.
    4.75%, 7/1/16 (FSA Insured)                      1,750                1,776
    5.00%, 7/1/11 (AMBAC Insured)                    2,000                2,120
    5.25%, 4/1/14 (FGIC Insured)                     4,540                4,817
    5.875%, 7/1/27 (MBIA Insured)                    2,300                2,467

Monroe County, GO
    5.00%, 3/1/17 (FGIC Insured)                     2,600                2,670
    5.00%, 3/1/18 (FGIC Insured)                     3,205                3,263

Mount Sinai Union Free School Dist., GO
    6.20%, 2/15/17 (AMBAC Insured)                   1,025                1,205
    6.20%, 2/15/18 (AMBAC Insured)                     515                  603

Nassau County
    6.50%, 11/1/13 (FGIC Insured)
    (Prerefunded 11/1/04!)                           1,500                1,718

Nassau County, GO
    6.50%, 3/1/03                                      620                  642
    7.00%, 3/1/04                                    1,500                1,607

Nassau County IDA
  Cold Spring Harbor Lab,
  VRDN (Currently 1.25%)                             1,700                1,700

  Hofstra Univ.
    6.90%, 1/1/14 (Prerefunded 1/1/05!)                350                  399
    6.90%, 1/1/15 (Prerefunded 1/1/05!)                375                  428

New Rochelle, GO
    6.25%, 3/15/17 (MBIA Insured)          $           375      $           407
    6.25%, 3/15/18 (MBIA Insured)                      400                  435
    6.25%, 3/15/19 (MBIA Insured)                      425                  462

New York City, GO
    VRDN (Currently 1.25%)                           1,600                1,600
    VRDN (Currently 1.25%) (FGIC Insured)            1,200                1,200
    5.00%, 8/1/06                                      875                  934
    5.75%, 10/15/13                                  1,105                1,177
    5.875%, 3/15/12                                  2,345                2,491
    6.00%, 8/1/12                                    1,000                1,071
    6.25%, 8/1/09                                    1,250                1,395
    6.75%, 8/1/04                                    2,600                2,853
    7.75%, 8/15/15                                      35                   36

New York City Health & Hosp.,
5.25%, 2/15/17                                         160                  161

New York City Housing Dev.
    Multi-Family Housing, 5.40%,
    11/1/33 (triangle)                               2,000                1,994

New York City IDA
    Airis JFK I Project, 5.50%,
    7/1/28 (triangle)                                2,500                2,253

    American Airlines, PCR, 5.40%,
    7/1/20 (triangle)                                1,500                1,099

    American Civil Liberties Foundation
      VRDN (Currently 1.15%)                         1,000                1,000

    MSMC Realty, VRDN
    (Currently 1.10%)                                1,300                1,300

    New York Univ., 5.375%,
    7/1/18 (AMBAC Insured)                           1,275                1,336

    USTA National Tennis Center
    6.375%, 11/15/14 (FSA Insured)                   1,000                1,110

New York City Municipal Water Fin. Auth.
    VRDN (Currently 1.02%) (FGIC Insured)            1,000                1,000
    Zero Coupon, 6/15/20                             5,000                2,000
    5.875%, 6/15/26                                  3,405                3,840
    5.875%, 6/15/26 (Prerefunded 6/15/06!)             595                  677

New York City Transitional Fin. Auth.
    5.00%, 5/1/30                                    1,500                1,466
    5.75%, 8/15/19                                   5,000                5,379
    6.00%, 8/15/15 (FGIC Insured)                    1,000                1,121

New York City Trust for Cultural Resources
  American Museum of Natural History
    VRDN (Currently 1.00%) (MBIA Insured)  $           990      $           990

New York Counties Tobacco
Trust II, 5.625%, 6/1/35                             1,750                1,796

New York State Environmental Fac.
  New York City Municipal Water
    7.50%, 6/15/12                                     500                  515

  State Water Revolving Fund
    5.75%, 6/15/12                                   1,000                1,135

New York State Housing Fin. Agency
  Multi-Family Housing
    VRDN (Currently 1.15%) (triangle)                1,000                1,000

  State Univ.
    7.375%, 9/15/21 (Prerefunded 3/15/02!)             150                  154

  State Univ. Construction
    8.00%, 5/1/11 (Escrowed to Maturity)             1,000                1,269

New York State Local Gov't. Assistance
    5.375%, 4/1/16                                   5,000                5,165
    6.00%, 4/1/14                                    2,100                2,425

New York State Medical Care Fac. Fin. Agency
    6.125%, 2/15/14 (Prerefunded 2/15/04!)              60                   62
    6.50%, 8/15/29 (AMBAC Insured)
    (Prerefunded 2/15/05!)                           2,000                2,273

New York State Mortgage Agency
  Homeowner Mortgage
    5.70%, 10/1/17 (triangle)                        2,120                2,204
    5.80%, 10/1/20 (triangle)                        1,000                1,036
    5.85%, 10/1/18 (triangle)                        1,175                1,238
    5.95%, 4/1/30 (triangle)                         1,460                1,514
    6.35%, 10/1/30 (triangle)                        2,500                2,663
    6.40%, 4/1/27 (triangle)                           920                  975

New York State Power Auth., 5.00%, 11/15/08          2,000                2,179

New York State Thruway Auth.
  Highway & Bridge
    5.00%, 4/1/17 (FGIC Insured)                     5,000                5,125
    5.50%, 4/1/17 (FGIC Insured)                     2,495                2,691
    5.50%, 4/1/18 (FGIC Insured)                     1,000                1,063

  Local Highway & Bridge
    5.375%, 4/1/14 (MBIA Insured)          $         1,825      $         1,944

New York State Urban Dev. Corp.
    6.00%, 1/1/15 (AMBAC Insured)                    4,000                4,462

Niagara County, GO
  Environmental Infrastructure
    5.25%, 8/15/14 (MBIA Insured)                      435                  474
    5.25%, 8/15/15 (MBIA Insured)                      335                  363

Niagara County IDA, 5.55%,
11/15/13 (triangle)                                  1,500                1,546

Niagara Frontier Transportation Airport Auth.
  Greater Buffalo Int'l. Airport
     6.125%, 4/1/14
    (AMBAC Insured) (triangle)                       1,385                1,485

Nyack Union Free School Dist., GO
    5.25%, 12/15/13 (FGIC Insured)                   1,290                1,411
    5.25%, 12/15/15 (FGIC Insured)                     550                  598

Oneida County IDA
  St. Elizabeth Medical Center
    5.50%, 12/1/10                                     500                  481
    5.625%, 12/1/09                                  1,000                  973
    5.75%, 12/1/19                                   1,600                1,409

Port Auth. of New York & New Jersey
    5.50%, 9/1/12 (MBIA Insured) (triangle)            900                  947
    5.875%, 7/1/11 (triangle)                        1,000                1,065
    5.875%, 9/15/15 (FGIC Insured) (triangle)        2,000                2,167
    6.125%, 6/1/94                                   1,000                1,114
    6.50%, 7/15/19 (FGIC Insured) (triangle)         2,000                2,122
    6.50%, 11/1/26 (triangle)                        1,500                1,517
    6.75%, 10/1/11 (triangle)                        2,000                2,080

Rochester, GO
    5.00%, 2/15/19 (MBIA Insured)                      110                  113
    5.00%, 2/15/20 (MBIA Inured)                       110                  113
    5.00%, 2/15/21 (MBIA Insured)                      110                  112

Rockland Tobacco Asset Securitization Corp.
    Tobacco Settlement, 5.50%, 8/15/25               1,000                1,017

Suffolk County, John P. Cohalan Complex
    5.75%, 4/15/14 (AMBAC Insured)                   4,510                5,001

Suffolk County IDA, Jeffersons
Ferry, 7.20%, 11/1/19                                2,000                2,101

Suffolk County Water Auth.
    5.125%, 6/1/26 (FGIC Insured)          $         1,350      $         1,354

Tompkins County IDA, Cornell Univ.
    VRDN (Currently 1.00%)                           1,000                1,000
    5.75%, 7/1/30                                    2,000                2,313

Triborough Bridge & Tunnel Auth.
    5.00%, 1/1/20                                    2,060                2,112
    5.00%, 1/1/32                                    2,000                1,957

United Nations Dev.
    5.30%, 7/1/11                                      910                  911
    5.40%, 7/1/14                                      865                  865

Westchester County Health Care,
GO, 5.375%, 11/1/30                                  4,000                4,118

Westchester County IDA
    Hebrew Hosp., 7.375%, 7/1/30                     1,250                1,261
    Wheelabrator, 6.00%, 7/1/08
    (AMBAC Insured) (triangle)                         730                  819
    Windward School, 5.25%, 10/1/31                  1,500                1,500

Total New York (Cost  $202,619)                                         213,722


PUERTO RICO  3.4%

Puerto Rico Commonwealth Infrastructure Fin. Auth.
    7.75%, 7/1/08                                      340                  350

Puerto Rico Highway & Transportation Auth.
    5.00%, 7/1/36                                    1,000                  971
    5.50%, 7/1/18                                    2,000                2,074
    6.375%, 7/1/08 (FSA Insured)                     1,000                1,032

Puerto Rico Public Buildings Auth., GO
    Zero Coupon, 7/1/30 (AMBAC Insured)              2,500                1,497

    Puerto Rico Public Fin., 5.50%, 8/1/29           1,500                1,535

Total Puerto Rico (Cost  $7,189)                                          7,459



                                                                          Value
                                                                   In thousands
--------------------------------------------------------------------------------

Total Investments in Securities 101.0%
of Net Assets (Cost  $209,808)                                  $       221,181

Other Assets Less Liabilities                                            (2,177)

NET ASSETS                                                      $       219,004
                                                                ---------------

Net Assets Consist of:

Undistributed net investment
income (loss)                                                   $           166

Undistributed net realized
gain (loss)                                                              (2,808)

Net unrealized gain (loss)                                               11,373

Paid-in-capital applicable to
19,700,692 no par value shares
of beneficial interest outstanding;
unlimited number of shares authorized                                  2 10,273

NET ASSETS                                                     $        219,004
                                                               ----------------

NET ASSET VALUE PER SHARE                                      $          11.12
                                                               ----------------


(triangle)  Interest subject to alternative minimum tax

         !  Used in determining portfolio maturity

     AMBAC  AMBAC Indemnity Corp.

      FGIC  Financial Guaranty Insurance Company

       FSA  Financial Security Assurance Corp.

        GO  General Obligation

       IDA  Industrial Development Authority/Agency

      MBIA  Municipal Bond Investors Assurance Corp.

       PCR  Pollution Control Revenue

      VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands                                    Money Fund            Bond Fund

                                                      Year                 Year
                                                     Ended                Ended
                                                   2/28/02              2/28/02

Investment Income (Loss)

Interest income                            $         2,964      $        11,025

Expenses
  Investment management                                423                  884
  Custody and accounting                                89                  104
  Shareholder servicing                                 70                  139
  Legal and audit                                       12                   12
  Prospectus and shareholder reports                    10                   19
  Trustees                                               7                    9
  Registration                                           6                    7
  Proxy and annual meeting                               2                    2
  Miscellaneous                                         18                    4
  Total expenses                                       637                1,180
  Expenses paid indirectly                              (3)                  (1)
  Net expenses                                         634                1,179
Net investment income (loss)                         2,330                9,846

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                            --                2,814
  Futures                                               --                  (42)
  Net realized gain (loss)                              --                2,772

Change in net unrealized gain (loss)
  Securities                                             1                  215
  Futures                                               --                   21
  Change in net unrealized gain (loss)                   1                  236

Net realized and
unrealized gain (loss)                                   1                3,008

INCREASE (DECEASE) IN NET
ASSETS FROM OPERATIONS                     $         2,331      $        12,854
                                           -------------------------------------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands                      Money Fund                          Bond Fund

                        Year                               Year
                       Ended                              Ended
                     2/28/02          2/28/01           2/28/02         2/28/01

Increase (Decrease) in Net Assets

Operations
  Net investment
  income (loss)    $   2,330        $   3,884         $   9,846       $   9,607


  Net realized
  gain (loss)             --               (2)            2,772             788

  Change in net
  unrealized
  gain (loss)              1               --               236          12,903

  Increase (decrease)
  in net assets
  from operations      2,331            3,882            12,854          23,298

Distributions to shareholders

  Net investment
  income              (2,328)          (3,884)           (9,778)         (9,607)

Capital share transactions *

  Shares sold         69,643           90,057            42,965          38,158

  Distributions
  reinvested           2,238            3,741             7,400           7,332

  Shares redeemed    (72,175)         (93,046)          (39,899)        (33,962)

  Increase (decrease)
  in net assets from
  capital share
  transactions          (294)             752            10,466          11,528

Net Assets

  Increase (decrease)
  during period         (291)             750            13,542          25,219

Beginning of
period               115,274          114,524           205,462         180,243

End of
period             $ 114,983        $ 115,274         $ 219,004       $ 205,462
                   -------------------------------------------------------------

*Share information

  Shares sold         69,643           90,057             3,900           3,585

  Distributions
  reinvested           2,238            3,741               671             692

  Shares
  redeemed           (72,175)         (93,046)           (3,620)         (3,197)

  Increase (decrease)
  in shares
  outstanding           (294)             752               951           1,080

The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
                                                               February 28, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The New York Tax-Free Money Fund (the Money Fund) and the New York Tax-Free Bond Fund (the Bond Fund) are two portfolios established by the trust and commenced operations on August 28, 1986. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York city income taxes.The Bond Fund seeks to provide the highest level of income exempt from federal, New York state, and New York city income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade New York municipal bonds.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, each fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the Money and Bond Funds recognized market discount at time of disposition as gain or loss. Upon adoption, the Money and Bond Funds adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $1,000 and $142,000 for the Money and Bond Funds, respectively. For the year ended February 28, 2002, the effect of the change for the Money Fund was to increase net investment income by $1,000, decrease net realized gain/loss on securities by $2,000, and increase net unrealized gain/loss on securities by $1,000. For the year ended February 28, 2002, the effect of the change for the Bond Fund was to increase net investment income by $68,000 ($0.004 per share), decrease net realized gain/loss on securities by $95,000 ($0.005 per share), and increase net unrealized gain/loss on securities by $27,000 ($0.001 per share). This change had no effect on the funds' net assets or total return.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the Bond Fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 28, 2002, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $73,719,000 and $67,803,000, respectively, for the year ended February 28, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended February 28, 2002, were characterized as tax-exempt income for tax purposes and totaled $2,328,000 for the Money Fund and $9,778,000 for the Bond Fund. At February 28, 2002, the tax-basis components of net assets were as follows:


                                                Money Fund            Bond Fund

Unrealized
appreciation                               $            --      $    12,523,000

Unrealized
depreciation                                            --           (1,081,000)

Net unrealized
appreciation
(depreciation)                                          --           11,442,000

Undistributed tax-exempt
income                                               3,000               51,000

Capital loss
carryforwards                                       (1,000)          (2,762,000)

Distributable
earnings                                             2,000            8,731,000

Paid-in capital                                114,981,000          210,273,000

Net assets                                 $   114,983,000      $   219,004,000


Federal income tax regulations require the funds to defer recognition of capital losses realized on certain covered futures transactions; accordingly, $46,000 of realized losses reflected in the Bond Fund's accompanying financial statements have not been recognized for tax purposes as of February 28, 2002. For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, amortization of $115,000 that has been recognized as income for financial reporting purposes is treated as unrealized appreciation for tax purposes, at February 28, 2002. Each fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the Money Fund utilized $1,000 of capital loss carryforwards, and as of February 28, 2002, had $1,000 of capital loss carryforwards that expire in 2005. In 2002, the Bond Fund utilized $2,771,000 of capital loss carryforwards, and as of 2002, had $996,000 of capital loss carryforwards that expire in 2008, and $1,766,000 that expire in 2009.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended February 28, 2002, the funds recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.


                                                Money Fund            Bond Fund

Undistributed net
investment income                          $        (2,000)     $       (85,000)

Undistributed net
realized gain                                        2,000                2,000

Paid-in-capital                                         --               83,000


At February 28, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $113,000 for the Money Fund. At February 28, 2002, the cost of investments for federal income tax purposes was $209,739,000 for the Bond Fund.


NOTE 4 - RELATED PARTY TRANSACTIONS

Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $32,000 and $69,000 were payable at February 28, 2002, by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through 2003, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Subject to shareholder approval, the Money Fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $63,000 of management fees were not accrued by the Money Fund for the year ended February 28, 2002. At February 28, 2002, unaccrued fees in the amount of $130,000 remain subject to reimbursement by the Money Fund through 2003, and $63,000 through 2005.

In addition, each fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money Fund and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $121,000 and $178,000, respectively, for the year ended February 28, 2002, of which $10,000 and $15,000, respectively, were payable at period end.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of New York Tax-Free Money Fund and New York Tax-Free Bond Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Free Money Fund and New York Tax-Free Bond Fund (two of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Funds") at February 28, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of their fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
March 19, 2002



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Money and Bond Funds' distributions included $2,490,000 and 9,765,000, respectively, which qualified as exempt-interest dividends.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price New York Tax-Free Funds held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:                                               183,180,605.256
Withhold:                                                    4,528,111.970

Total:                                                     187,708,717.226

William T. Reynolds
Affirmative:                                               183,173,071.506
Withhold:                                                    4,535,645.720

Total:                                                     187,708,717.226

Calvin W. Burnett
Affirmative:                                               182,719,672.581
Withhold:                                                    4,989,044.645

Total:                                                     187,708,717.226

Anthony W. Deering
Affirmative:                                               183,143,821.987
Withhold:                                                    4,564,895.239

Total:                                                     187,708,717.226

Donald W. Dick, Jr.
Affirmative:                                               183,261,134.919
Withhold:                                                    4,447,582.307

Total:                                                     187,708,717.226

David K. Fagin
Affirmative:                                               182,970,369.835
Withhold:                                                    4,738,347.391

Total:                                                     187,708,717.226

F. Pierce Linaweaver
Affirmative:                                               182,889,310.438
Withhold:                                                    4,819,406.788

Total:                                                     187,708,717.226

Hanne M. Merriman
Affirmative:                                               183,193,140.931
Withhold:                                                    4,515,576.295

Total:                                                     187,708,717.226

John G. Schreiber
Affirmative:                                               183,268,829.488
Withhold:                                                    4,439,887.738

Total:                                                     187,708,717.226

Hubert D. Vos
Affirmative:                                               182,943,583.574
Withhold:                                                    4,765,133.652

Total:                                                     187,708,717.226

Paul M. Wythes
Affirmative:                                               182,764,811.535
Withhold:                                                    4,943,905.691

Total:                                                     187,708,717.226

James S. Riepe
Affirmative:                                               183,258,966.233
Withhold:                                                    4,449,750.993

Total:                                                     187,708,717.226



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  in 1993     Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
Baltimore,
MD 21202
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   in 1986     Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
Baltimore,                            Executive
MD 21202                              Officer,
1/28/45                               The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 in 2001     EuroCapital                 Applicable
100 East                              Advisors,
Pratt                                 LLC, an
Street                                acquisition
Baltimore,                            and management
MD 21202                              advisory firm
1/27/43
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     in 2001     Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
Baltimore,                            Resources                   Canyon
MD 21202                              Ltd., and                   Resources
4/9/38                                Canyon                      Corp.
                                      Resources
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                in 1986     F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
Baltimore,                            consulting
MD 21202                              environmental
8/22/34                               and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  in 2001     Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
Baltimore,                                                        Enterprises,
MD 21202                                                          Inc., The
11/16/41                                                          Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 in 1992     Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real                      Trust,
Street                                estate                      Host Marriott
Baltimore,                            investment                  Corporation,
MD 21202                              company;                    and The Rouse
10/21/46                              Senior Advisor              Company
                                      and Partner,
                                      Blackstone
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       in 2001     Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
Baltimore,                            investment
MD 21202                              company
8/2/33
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    in 2001     Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
Baltimore,                            capital
MD 21202                              limited
6/23/33                               partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Inside Directors
--------------------------------------------------------------------------------

                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
William T.   Director     Elected     Director         97         Not
Reynolds                  in 1991     and Managing                Applicable
100 East                              Director,
Pratt                                 T. Rowe
Street                                Price and
Baltimore,                            T. Rowe
MD 21202                              Price Group,
5/26/48                               Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             97         Not
Riepe                     in 1986     Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Director, and
Street                                Managing
Baltimore,                            Director,
MD 21202                              T. Rowe
6/25/43                               Price and
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chairman
                                      of the Board
                                      and Director,
                                      T. Rowe
                                      Price Investment
                                      Services, Inc.,
                                      T. Rowe
                                      Price Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.; Chairman
                                      of the Board,
                                      Director,
                                      President, and
                                      Trust Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price International,
                                      Inc., T. Rowe
                                      Price Global
                                      Asset Management
                                      Limited, and
                                      T. Rowe
                                      Price Global
                                      Investment
                                      Services
                                      Limited
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     in 1997     Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
Baltimore,                            Officer,
MD 21202                              Director, and
4/22/44                               Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price; Chairman,
                                      T. Rowe
                                      Price Global
                                      Asset Management
                                      Limited; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company; Director,
                                      T. Rowe
                                      Price Global
                                      Investment Services
                                      Limited and
                                      T. Rowe
                                      Price International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Information About the New York Funds' Officers
--------------------------------------------------------------------------------


Name, Date of Birth, Address, and Principal Occupations
Title and Fund(s) Served
--------------------------------------------------------------------------------
Jeremy N. Baker, 2/27/68
Assistant Vice President, T. Rowe Price; Chartered Financial Analyst

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Linda A. Brisson, 7/8/59
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Joseph A. Carrier, 12/30/60
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Treasurer
--------------------------------------------------------------------------------
Charles B. Hill, 9/22/61
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Henry H. Hopkins, 12/23/42
Managing Director, T. Rowe Price; Director and Managing Director, T. Rowe
Price Group, Inc.; Vice President, T. Rowe Price International, Inc. and T.
Rowe Price Retirement Plan Services, Inc.; Vice President and Director, T.
Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T.
Rowe Price Trust Company

Vice President
--------------------------------------------------------------------------------
Marcy M. Lash, 1/30/63
Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Patricia B. Lippert, 1/12/53
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services,
Inc

Secretary
--------------------------------------------------------------------------------
Joseph K. Lynagh, 6/9/58
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly
Corporate Banking Officer with NationsBank; Chartered Financial Analyst

Vice President State Tax-Free Income Trust
--------------------------------------------------------------------------------
Konstantine B. Mallas, 5/26/63
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Trust
--------------------------------------------------------------------------------
Hugh D. McGuirk, 7/6/60
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
David S. Middleton, 1/18/56
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Controller
--------------------------------------------------------------------------------
Mary J. Miller, 7/19/55
Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.

President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Unless otherwise indicated, the officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

C04-050  2/28/02